UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/28/2007

Magellan Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16335

DE	73-1599053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Williams Center, Tulsa, OK 74172
(Address of principal executive offices, including zip code)

(918) 574-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

Magellan Midstream Partners, L.P. (the "Partnership") issued a press release today announcing its audited financial results for the year ended December 31, 2006, which includes revisions to its previously announced un-audited financial results for the year ended December 31, 2006. This press release is attached hereto as Exhibit 99.1. The second and third paragraphs of this press release are incorporated herein by reference.

The other information in the Partnership's press release is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporateed by reference into any of the Partnership's Securites Act registration statements.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 - The Partnership's press release dated February 28, 2007 reporting audited financial results for the year ended December 31, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

Date: February 28, 2007	By:	/s/ Suzanne H. Costin
Suzanne H. Costin
Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated February 28, 2007.